SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report - July 6, 2005

                               TOWER BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                                       N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















                           Page 1 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5

Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Tower Bancorp, Inc., parent company of The First National Bank of Greencastle, reports earnings of $ 1,224,146 or earnings per share of $ .71 for the quarter ended June 30, 2005.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.

                           Page 2 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated July 6, 2005, of Tower Bancorp, Inc.

             99.1           Balance Sheets June 30, 2005 and 2004

             99.2  Income Statements for the three months ended June 30, 2005 and 2004






                           Page 3 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TOWER BANCORP, INC.
                                (Registrant)


Dated:  July 6, 2005            /s/ Franklin T. Klink, III
                                -----------------------------
                                Franklin T. Klink, III
                                Chief Financial Officer





































                           Page 4 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5

                                  EXHIBIT INDEX


                                                          Page Number
                                                          In Manually
 Exhibit                                                Signed Original

99             News Release, dated July 6, 2005, of Tower
               Bancorp, Inc.                                   6

99.1           Balance Sheets June 30, 2005 and 2004           7

99.2           Income Statements for the three months ended
               June 30, 2005 and 2004                          8







































                           Page 5 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5
Exhibit 99

FOR IMMEDIATE RELEASE                   FOR FURTHER INFORMATION
                                        Franklin T. Klink III
                                        Chief Financial Officer
                                        (717) 597-2137


                    TOWER BANCORP, INC. REPORTS EARNINGS

GREENCASTLE, PA July 6, 2005 - Tower Bancorp, Inc., parent company of The First National Bank of Greencastle, reports earnings of $1,224,146 or earnings per share of $.71 for the quarter ended June 30, 2005. For the first six months in 2005, net income was $2,141,340 or $1.24 per share. Return on equity and return on assets were 9.6 % and 1.35%, respectively, for the first six months of 2005.
          As of June 30, 2005, assets stood at $347,340,000, an increase of 14 % or $42,045,000 over second quarter-end totals for the year 2004. Total loans reached $229,630,000, an increase of $10,695,000 or 5 %, while deposits at the quarter-end totaled $258,958,000, an increase of $43,912,000 or 20 %.
          The above figures are based on unaudited financial statements. The First National Bank of Greencastle operates nine offices in the Greencastle, Chambersburg, Shady Grove, Quincy, Laurich Estates, Mercersburg, Waynesboro and Maugansville areas.

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive and conditions, technological developments, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.`s filings with the Securities and Exchange Commission.










                           Page 6 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5
Exhibit 99.1

TOWER BANCORP INC.
CONSOLIDATED INCOME STATEMENT
(UNAUDITED)
                                              SIX                  SIX
                                             MONTHS               MONTHS
INTEREST INCOME                             06-30-05             06-30-04
-----------------------------             ----------------    ----------------
INTEREST AND FEES ON LOANS                $      6,690,628    $      5,857,695
INTEREST ON INVESTMENT SECURITIES                1,083,722           1,073,949
INTEREST ON FED FUNDS SOLD                               0                   0
                                          ----------------    ----------------
                                          $      7,774,350    $      6,931,644
INTEREST EXPENSE
-------------------------------
INTEREST ON DEPOSITS                             1,457,837           1,094,616
INTEREST ON OTHER BORROWED MONEY                   921,081             875,547
                                          ----------------    ----------------
                                          $      2,378,918    $      1,970,163
                                          ----------------    ----------------
NET INTEREST INCOME                       $      5,395,432    $      4,961,481
PROVISION FOR LOAN LOSSES                          150,000             180,000
                                          ----------------    ----------------
NET INTEREST INCOME AFTER PROVISION       $      5,245,432    $      4,781,481

OTHER INCOME:
INVESTMENT SERVICES & FEE INCOME                   867,953             751,232
OTHER OPERATING INCOME                             197,792             181,829
INVESTMENT SECURITIES GAINS (LOSSES)               833,296           1,144,790
                                          ----------------    ----------------
                                          $      1,899,041    $      2,077,851

 OTHER EXPENSES:
 SALARIES,WAGES AND OTHER BENEFITS        $      2,167,618    $      2,068,482
 OCCUPANCY EXPENSE                                 274,585             233,024
 FURNITURE AND FIXTURE EXPENSE                     287,418             269,108
 OTHER OPERATING EXPENSES                        1,559,539           1,486,042
                                          ----------------    ----------------
                                          $      4,289,160    $      4,056,656
                                          ----------------    ----------------
 INCOME BEFORE TAXES                      $      2,855,313    $      2,802,676
 APPLICABLE INCOME TAXES                           713,973             738,000
                                          ----------------    ----------------

 NET INCOME                               $      2,141,340    $      2,064,676
                                          ================    ================

 NET INCOME PER SHARE:                    $           1.24    $           1.20

 NUMBER OF SHARES OUTSTANDING                    1,727,292           1,725,101


                           Page 7 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5
Exhibit 99.2

TOWER BANCORP INC.
CONSOLIDATED INCOME STATEMENT
(UNAUDITED)                                         THREE               THREE
                                                    MONTHS              MONTHS
INTEREST INCOME                                    03-31-05            03-31-04
-----------------------------                    ------------         -----------
INTEREST AND FEES ON LOANS                       $  3,239,890         $ 2,895,491
INTEREST ON INVESTMENT SECURITIES                     509,283             550,339
INTEREST ON FED FUNDS SOLD                              6,974                   0
                                                 ------------         -----------
                                                 $  3,756,147         $ 3,445,830
INTEREST EXPENSE
-------------------------------
INTEREST ON DEPOSITS                                  655,707             544,451
INTEREST ON OTHER BORROWED MONEY                      449,077             438,474
                                                 ------------         -----------
                                                 $  1,104,784         $   982,925
                                                 ------------         -----------
NET INTEREST INCOME                              $  2,651,363         $ 2,462,905
PROVISION FOR LOAN LOSSES                              90,000              90,000
                                                 ------------         -----------
NET INTEREST INCOME AFTER PROVISION              $  2,561,363         $ 2,372,905

OTHER INCOME:
INVESTMENT SERVICES & FEE INCOME                 $    428,662         $   372,051
OTHER OPERATING INCOME                                 90,031              91,575
INVESTMENT SECURITIES GAINS (LOSSES)                  197,663             566,725
                                                 ------------         -----------
                                                 $    716,356         $ 1,030,351
                                                 ------------         -----------
OTHER EXPENSES:
SALARIES,WAGES AND OTHER BENEFITS                $  1,106,524         $ 1,077,775
OCCUPANCY EXPENSE                                     134,197             121,666
FURNITURE AND FIXTURE EXPENSE                         141,935             141,837
OTHER OPERATING EXPENSES                              688,883             676,165
                                                 ------------         -----------
                                                 $  2,071,539         $ 2,017,443
                                                 ------------         -----------
INCOME BEFORE TAXES                              $  1,206,180         $ 1,385,813
APPLICABLE INCOME TAXES                               288,986             365,000
                                                 ------------         -----------

NET INCOME                                       $    917,194         $ 1,020,813
                                                 ============         ===========

NET INCOME PER SHARE:                            $       0.53         $      0.59


NUMBER OF SHARES OUTSTANDING                        1,725,987           1,735,146

                           Page 8 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5